UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2007

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 15, 2007, the Compensation Committee of the Board of Directors approved a salary increase for Burkhard Blank, MD, Senior Vice President, Medicine, Development, and Regulatory, from $376,242 to $395,000 (retroactive to October 1, 2007) and also awarded Dr. Blank a one-time bonus in the amount of $31,353 in connection with his assumption of additional development responsibilities at Altus. The Compensation Committee of the Board of Directors also approved a salary increase for Sheldon Berkle, President and Chief Executive Officer of Altus, from $434,660 to $475,000 (retroactive to January 1, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

October 18, 2007	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer